Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date  5/7/04                   /s/ G. Mike Odom, Jr.
      ------                   -----------------------------------------------
                                   G. Mike Odom, Jr. - Chief Executive Officer


Date  5/7/04                   /s/ John C. Helmken II
      ------                   -----------------------------------------------
                                   John C. Helmken II - President


Date  5/7/04                   /s/ Robert B. Briscoe
      ------                   -----------------------------------------------
                                   Robert B. Briscoe - Chief Financial Officer